 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2016

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 14, 2016, Hecla Mining Company (the “Company”) announced the appointment of Lindsay Hall, age 60, as Senior Vice President and Chief Financial Officer. As part of Mr. Hall’s employment, he will receive an initial base salary of $342,000 and is eligible for an annual bonus with a target for his position of 100% of base salary, with the opportunity to receive an additional bonus amount depending on the Company’s performance. Mr. Hall will also be eligible to participate in the Company’s Long-Term Incentive Plan, on terms approved by the Compensation Committee, and the Company’s other employee benefits. Mr. Hall will also receive $345,000 in the Company’s common stock in the form of restricted stock units under the 2010 Stock Incentive Plan, with a vesting schedule of one-third after the first year, one-third after the second year, and one-third after the third year.

The Compensation Committee of the Board of Directors approved entering into an Indemnification Agreement and Change in Control Agreement with Mr. Hall. The Indemnification and Change in Control Agreements are substantially identical to prior agreements entered into with other executive officers of the Company. The material terms of the Indemnification Agreement are set forth in Exhibit 10.7 to Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which is incorporated herein by reference as Exhibit 10.1. The material terms of the Change in Control Agreement are set forth in Exhibit 10.2 to Registrant’s Form 10-K for year-end December 31, 2015, which is incorporated herein by reference as Exhibit 10.2.

Item 5.02  Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board appointed Lindsay Hall as the Company’s Senior Vice President and Chief Financial Officer. Mr. Hall was appointed based on his extensive background and experience in the mining industry. Prior to his appointment, Mr. Hall was Executive Vice President and Chief Financial Officer of Goldcorp Inc., and prior to that held senior financial positions at Duke Energy Corporation. He is a chartered accountant with over 37 years of experience.

See Item 1.01 above, incorporated herein by reference, for a description of Mr. Hall’s employment arrangements with the Company.

A copy of the news release dated June 14, 2016, announcing the appointment of Mr. Hall is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1

Indemnification Agreement between Hecla Mining Company and Lindsay Hall, incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and filed on November 8, 2006. (1)

10.2	Change in Control Agreement between Hecla Mining Company and Lindsay Hall, incorporated by reference to Exhibit 10.2 to the Company’s Form 10-K for year-end December 31, 2015, and filed on February 23, 2016. (1)

99.1	News Release, dated June 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: June 15, 2016

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